UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2018

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amended and Restated 2017 Omnibus Long-Term Incentive Plan

On June 25, 2018, Global Eagle Entertainment Inc. (“we” or the “Company”) held our 2018 annual stockholders’ meeting (the “Annual Meeting”). At our Annual Meeting, our stockholders approved an amendment and restatement of our 2017 Omnibus Long-Term Incentive Plan (as so amended and restated, the “Amended and Restated 2017 Omnibus Plan”). The Amended and Restated 2017 Omnibus Plan increases the number of shares of our common stock authorized for issuance under our previously-in-effect 2017 Omnibus Long-Term Incentive Plan by 2,000,000.

We have described the Amended and Restated 2017 Omnibus Plan under the heading “Proposal 2—Approve an Amended and Restated 2017 Omnibus Long-Term Incentive Plan” in Amendment No. 1 to our definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 4, 2018 (the “Proxy Statement”). We incorporate that description herein by reference, and we have also included it as Exhibit 99.1 hereto. We qualify our description herein in its entirety by reference to the Amended and Restated 2017 Omnibus Plan, which we have included as Exhibit 10.1 hereto and also incorporate herein by reference.

Equity Awards to Named Executive Officers

On June 25, 2018, the Compensation Committee of our Board of Directors (the “Board”) granted awards of time-vesting restricted stock units (“RSUs”), performance-vesting restricted stock units (“PSUs”) and stock options (“Stock Options”) to Jeff Leddy, Josh Marks, Paul Rainey, Walé Adepoju and Stephen Ballas (each, a “Named Executive Officer”) under the Amended and Restated 2017 Omnibus Plan. We have sized these awards as multi-year grants and intend them to replace our traditional annual refresher equity program. We describe each of these instruments below.

RSUs

Except in the case of Mr. Leddy, the RSUs generally vest as follows: (i) 50% of the RSUs will vest on March 27, 2020, (ii) 25% of the RSUs will vest on March 27, 2021 and (iii) 25% of the RSUs will vest on March 27, 2022, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

The RSUs granted to Mr. Leddy generally vest with respect to 25% of the RSUs on each of March 27, 2019, March 27, 2020, March 27, 2021 and March 27, 2022, subject to Mr. Leddy’s continuous service as either an employee of the Company or a member of the Company’s Board through each applicable vesting date.

The Named Executive Officers received the number of RSUs set forth in the table below.

PSUs

The PSUs are subject to both time-based and performance-based vesting conditions, and except in the case of Mr. Leddy, generally vest as follows: (i) 50% of the PSUs will vest on March 27, 2020, (ii) 25% of the PSUs will vest on March 27, 2021 and (iii) 25% of the PSUs will vest on March 27, 2022, subject to the Named Executive Officer’s continuous service through each vesting date, and provided that the Company’s volume-weighted average price per share of common stock (“VWAP”) equals or exceeds $4.00 for 45 consecutive trading days at any time on or prior to June 25, 2023.

The PSUs granted to Mr. Leddy generally vest with respect to 25% of the PSUs on each of March 27, 2019, March 27, 2020, March 27, 2021 and March 27, 2022, subject to Mr. Leddy’s continuous service as either an employee of the Company or a member of the Company’s Board through each applicable vesting date, and provided that the Company’s VWAP equals or exceeds $4.00 for 45 consecutive trading days at any time on or prior to June 25, 2023.

The Named Executive Officers received the number of PSUs set forth in the table below.

Stock Options

The Stock Options represent the right of the Named Executive Officer to receive a cash payment on the date of exercise equal to the value of a share of our common stock on the date of exercise less the exercise price, multiplied by the number of shares for which the Stock Options are being exercised. We have however reserved the right to later settle all or a portion of the Stock Options in shares of our common stock as opposed to cash.

The Stock Options were granted in two tranches, which we refer to as the “$4 Goal Stock Options” and the “$8 Goal Stock Options.”

•	$4 Goal Stock Options. The $4 Goal Stock Options have a five-year term, are subject to both time-based and performance-based vesting conditions and, except in the case of Mr. Leddy, generally vest and become exercisable as follows: (i) 50% of the Stock Options will vest on March 27, 2020, (ii) 25% of the Stock Options will vest on March 27, 2021 and (iii) 25% of the Stock Options will vest on March 27, 2022, subject to the Named Executive Officer’s continuous service through each applicable vesting date, and provided that the Company’s VWAP equals or exceeds $4.00 for 45 consecutive trading days at any time on or prior June 25, 2023. The $4 Goal Stock Options granted to Mr. Leddy generally vest and become exercisable as follows: (i) 50% of the Stock Options were vested at grant on June 25, 2018, (ii) 25% of the Stock Options will vest on March 27, 2019 and (iii) 25% of the Stock Options will vest on March 27, 2020, subject to Mr. Leddy’s continuous service as either an employee of the Company or a member of the Company’s Board through each applicable vesting date, and provided that the Company’s VWAP equals or exceeds $4.00 for 45 consecutive trading days at any time on or prior to June 25, 2023.

•	$8 Goal Stock Options. The $8 Goal Stock Options have a seven-year term, are subject to both time-based and performance-based vesting conditions and, except in the case of Mr. Leddy, generally vest and become exercisable as follows: (i) 50% of the Stock Options will vest on March 27, 2020 and (ii) 50% of the Tranche 3 Stock Options will vest on March 27, 2021, subject to the Named Executive Officer’s continuous service through each applicable vesting date, and provided that the Company’s VWAP equals or exceeds $8.00 for 45 consecutive trading days at any time on or prior to June 25, 2025. The $8 Goal Stock Options granted to Mr. Leddy generally vest and become exercisable as follows: (i) 50% of the Stock Options were vested at grant on June 25, 2018, (ii) 25% of the Stock Options will vest on March 27, 2019 and (iii) 25% of the Tranche 3 Stock Options will vest on March 27, 2020, subject to Mr. Leddy’s continuous service as either an employee of the Company or a member of the Company’s Board through each applicable vesting date, and provided that the Company’s VWAP equals or exceeds $8.00 for 45 consecutive trading days at any time on or prior to June 25, 2025.

•	Exercise Price. The exercise price for all of the Stock Options is equal to $2.65 per share, which was our Nasdaq closing price on the grant date.

Messrs. Leddy, Marks, Rainey, Adepoju and Ballas received the number of $4 Goal Stock Options and $8 Goal Stock Options set forth in the table below.

Named Executive Officer	# of RSUs	# of PSUs	# of $4 Goal Stock Options	# of $8 Goal Stock Options
Jeff Leddy Executive Chairman	333,333	166,667	219,902	439,803
Josh Marks Chief Executive Officer	700,000	350,000	461,794	923,587
Paul Rainey EVP, Chief Financial Officer	183,333	91,667	120,946	241,892
Walé Adepoju EVP, Chief Strategy Officer	133,333	66,667	87,961	175,921
Stephen Ballas EVP, General Counsel	133,333	66,667	87,961	175,921

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)     As noted above, we held our Annual Meeting on June 25, 2018.

(b)     We set forth below a summary of the final voting results for the proposals that our stockholders considered and voted on at the Annual Meeting.

1.	Elect Stephen Hasker, Jeff Leddy and Josh Marks as Class I members of our Board of Directors

Our stockholders elected each of the following as a Class I director of our Board, to serve for a three-year term expiring at our annual stockholders’ meeting in 2021, or until his respective successor is duly elected and qualified. The vote tally was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen Hasker	60,653,362	8,595,564	167,107	11,511,704
Jeff Leddy	68,440,910	808,399	166,724	11,511,704
Josh Marks	69,146,857	249,730	19,446	11,511,704

2.	Approve an Amended and Restated 2017 Omnibus Long-Term Incentive Plan to increase the number of shares available for grant thereunder by two million shares

Our stockholders voted to approve the Amended and Restated 2017 Omnibus Plan, as described under Item 5.02 to this Current Report on Form 8-K. The vote tally was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,408,072	2,846,179	161,782	11,511,704

3.	Approve (on an Advisory Basis) the Compensation of Our Named Executive Officers for 2017

Our stockholders voted to approve (on an advisory basis) the compensation of our Named Executive Officers for 2017. The vote tally was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,966,172	4,280,880	168,981	11,511,704

4.	Ratify (on an advisory basis) the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018

Our stockholders voted to ratify (on an advisory basis) the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The vote tally was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,795,389	1,989,013	143,335	None

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Global Eagle Entertainment Inc. Amended and Restated 2017 Omnibus Long-Term Incentive Plan.

99.1	The section entitled “Proposal 2—Approve an Amended and Restated 2017 Omnibus Long-Term Incentive Plan” in Amendment No. 1 to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to Amendment No. 1 to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on May 4, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: June 29, 2018

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